Exhibit 99.1

SouthState Corporation Reports Fourth Quarter 2022 Results Declares Quarterly Cash Dividend	For Immediate Release
Media Contact
Jackie Smith, 803.231.3486

WINTER HAVEN, FL – January 26, 2023 – SouthState Corporation (NASDAQ: SSB) today released its unaudited results of operations and other financial information for the three-month and twelve-month periods ended December 31, 2022.

“The resilience of SouthState’s deposit franchise drove our performance in the 4th quarter and in 2022", said John C. Corbett, Chief Executive Officer. "With a cumulative deposit beta of 5% and a total cost of deposits of 21 basis points, our net interest margin expanded 120 basis points in 2022 and our PPNR per share increased 60% from the same quarter last year. In addition to the strength of the deposit franchise, our loan portfolio grew 19% annualized in the current quarter and asset quality metrics remain pristine. With the benefit of continued population migration to our southeast markets, our team is energized about the prospects for 2023 and the years ahead."

Highlights of the fourth quarter of 2022 include:

Returns

●	Reported Diluted Earnings per Share (“EPS”) of $1.88; Adjusted Diluted EPS (Non-GAAP) of $1.90
●	Net Income of $143.5 million; Adjusted Net Income (Non-GAAP) of $144.7 million
●	Return on Average Common Equity of 11.4% and Reported Return on Average Tangible Common Equity (Non-GAAP) of 20.2%; Adjusted Return on Average Tangible Common Equity (Non-GAAP) of 20.3%*
●	Return on Average Assets (“ROAA”) of 1.28%; Adjusted ROAA (Non-GAAP) of 1.29%*
●	Pre-Provision Net Revenue (“PPNR”) per weighted average diluted share (Non-GAAP) of $3.03, up 11% from the prior quarter’s $2.74 and up 60% from $1.89 in the year ago quarter
●	Book Value per Share of $67.04 increased by $2.01 per share compared to the prior quarter
●	Tangible Book Value (“TBV”) per Share (Non-GAAP) of $40.09, up $2.12 from the prior quarter

Performance

●	Net Interest Income of $396 million; Core Net Interest Income (excluding loan accretion and deferred fees on PPP) (Non-GAAP) increased $36 million from prior quarter
●	Net Interest Margin (“NIM”), non-tax equivalent and tax equivalent (Non-GAAP) of 3.96% and 3.99%, respectively, up 41 basis points from prior quarter
●	Noninterest Income of $63 million down $10 million compared to the prior quarter due to correspondent banking and capital markets income and mortgage banking; Noninterest Income represented 0.57% of average assets for the fourth quarter of 2022
●	Noninterest Expense, excluding merger and branch consolidation related expense (Non-GAAP), increased $1 million compared to the prior quarter
●	5.5% revenue growth with 0.5% expense growth generated 5.0% operating leverage in the quarter
●	Efficiency Ratio improved to 48% from the prior quarter’s 53%; Adjusted Efficiency Ratio (Non-GAAP) improved to 48% from the prior quarter’s 50%
●	$47.1 million Provision for Credit Losses (“PCL”) driven by changing economic forecasts and loan portfolio growth, in spite of net loan recoveries and only $873 thousand in total net charge-offs (including DDA charge-offs)

Balance Sheet

●	Loans increased $1.3 billion, or 19% annualized, led by consumer real estate, commercial and industrial, and construction and land development loans; ending loan to deposit ratio of 83%
●	Deposits declined $559 million, or 6% annualized; total deposit cost was 0.21%, up 13 basis points from prior quarter
●	Began applying settle-to-market accounting to variation margin payments for centrally cleared swaps, resulting in an offset of $824 million recorded with market value of derivatives in Other Assets and $8.5 million of interest cost during the current quarter. Refer to the non-interest income table on page 6 and note 8 on page 11 for more details.

Subsequent Events

●	The Board of Directors of the Company declared a quarterly cash dividend on its common stock of $0.50 per share, payable on February 17, 2023 to shareholders of record as of February 10, 2023

∗ Annualized percentages

Financial Performance

	Three Months Ended					Twelve Months Ended
(Dollars in thousands, except per share data)	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
INCOME STATEMENT	2022	2022	2022	2022	2021	2022	2021
Interest income
Loans, including fees (1)	$359,552	$312,856	$272,000	$233,617	$238,310	$1,178,026	$990,519
Investment securities, trading securities, federal funds sold and securities
purchased under agreements to resell (8)	64,337	63,476	54,333	36,854	29,063	218,999	94,285
Total interest income	423,889	376,332	326,333	270,471	267,373	1,397,025	1,084,804
Interest expense
Deposits (8)	19,945	7,534	4,914	4,591	5,121	36,984	33,182
Federal funds purchased, securities sold under agreements
to repurchase, and other borrowings	7,940	6,464	5,604	4,362	4,156	24,370	18,447
Total interest expense	27,885	13,998	10,518	8,953	9,277	61,354	51,629
Net interest income (8)	396,004	362,334	315,815	261,518	258,096	1,335,671	1,033,175
Provision (recovery) for credit losses	47,142	23,876	19,286	(8,449)	(9,157)	81,855	(165,273)
Net interest income after provision (recovery) for credit losses	348,862	338,458	296,529	269,967	267,253	1,253,816	1,198,448
Noninterest income (8)	63,392	73,053	86,756	86,046	91,902	309,247	354,252
Noninterest expense
Operating expense	227,957	226,754	225,779	218,324	217,392	898,813	869,473
Merger and branch consolidation related expense	1,542	13,679	5,390	10,276	6,645	30,888	67,242
Extinguishment of debt cost	—	—	—	—	—	—	11,706
Total noninterest expense	229,499	240,433	231,169	228,600	224,037	929,701	948,421
Income before provision for income taxes	182,755	171,078	152,116	127,413	135,118	633,362	604,279
Income taxes provision	39,253	38,035	32,941	27,084	28,272	137,313	128,736
Net income	$143,502	$133,043	$119,175	$100,329	$106,846	$496,049	$475,543

Adjusted net income (non-GAAP) (2)
Net income (GAAP)	$143,502	$133,043	$119,175	$100,329	$106,846	$496,049	$475,543
Securities gains, net of tax	—	(24)	—	—	(2)	(24)	(81)
Initial provision for credit losses - NonPCD loans and UFC from ACBI, net of tax	—	—	—	13,492	—	13,492	—
Merger and branch consolidation related expense, net of tax	1,211	10,638	4,223	8,092	5,255	24,163	52,740
Extinguishment of debt cost, net of tax	—	—	—	—	—	—	9,081
Adjusted net income (non-GAAP)	$144,713	$143,657	$123,398	$121,913	$112,099	$533,680	$537,283

Basic earnings per common share	$1.90	$1.76	$1.58	$1.40	$1.53	$6.65	$6.76
Diluted earnings per common share	$1.88	$1.75	$1.57	$1.39	$1.52	$6.60	$6.71
Adjusted net income per common share - Basic (non-GAAP) (2)	$1.91	$1.90	$1.64	$1.71	$1.61	$7.16	$7.63
Adjusted net income per common share - Diluted (non-GAAP) (2)	$1.90	$1.89	$1.62	$1.69	$1.59	$7.10	$7.58
Dividends per common share	$0.50	$0.50	$0.49	$0.49	$0.49	$1.98	$1.92
Basic weighted-average common shares outstanding	75,639,640	75,605,960	75,461,157	71,447,429	69,651,334	74,550,708	70,393,262
Diluted weighted-average common shares outstanding	76,326,777	76,182,131	76,094,198	72,110,746	70,289,971	75,181,305	70,888,896
Effective tax rate	21.48%	22.23%	21.66%	21.26%	20.92%	21.68%	21.30%

Performance and Capital Ratios

	Three Months Ended					Twelve Months Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021	2022	2021
PERFORMANCE RATIOS
Return on average assets (annualized) (8)	1.28%	1.17%	1.05%	0.95%	1.03%	1.12%	1.19%
Adjusted return on average assets (annualized) (non-GAAP) (2) (8)	1.29%	1.27%	1.09%	1.15%	1.08%	1.20%	1.35%
Return on average common equity (annualized)	11.41%	10.31%	9.36%	8.24%	8.84%	9.84%	10.01%
Adjusted return on average common equity (annualized) (non-GAAP) (2)	11.50%	11.13%	9.69%	10.01%	9.28%	10.59%	11.31%
Return on average tangible common equity (annualized) (non-GAAP) (3)	20.17%	17.99%	16.59%	13.97%	14.63%	17.16%	16.64%
Adjusted return on average tangible common equity (annualized) (non-GAAP) (2) (3)	20.33%	19.36%	17.15%	16.79%	15.30%	18.40%	18.68%
Efficiency ratio (tax equivalent)	47.96%	53.14%	54.92%	62.99%	61.27%	54.21%	65.55%
Adjusted efficiency ratio (non-GAAP) (4)	47.63%	50.02%	53.59%	60.05%	59.39%	52.34%	59.88%
Dividend payout ratio (5)	26.40%	28.44%	31.03%	33.71%	32.02%	29.54%	28.43%
Book value per common share	$67.04	$65.03	$66.64	$68.30	$69.27
Tangible book value per common share (non-GAAP) (3)	$40.09	$37.97	$39.47	$41.05	$44.62

CAPITAL RATIOS
Equity-to-assets (8)	11.6%	11.1%	11.0%	11.2%	11.5%
Tangible equity-to-tangible assets (non-GAAP) (3) (8)	7.2%	6.8%	6.8%	7.1%	7.7%
Tier 1 leverage (6) (8) *	8.7%	8.4%	8.0%	8.5%	8.1%
Tier 1 common equity (6) (8) *	11.0%	11.0%	11.1%	11.4%	11.8%
Tier 1 risk-based capital (6) (8) *	11.0%	11.0%	11.1%	11.4%	11.8%
Total risk-based capital (6) (8) *	13.0%	13.0%	13.0%	13.3%	13.6%
*	The regulatory capital ratios presented above include the assumption of the transitional method relative to the CARES Act in relief of COVID-19 pandemic on the economy and financial institutions in the United States. The referenced relief allows a total five-year “phase in” of the CECL impact on capital and relief over the next two years for the impact on the allowance for credit losses resulting from COVID-19.

Balance Sheet

	Ending Balance
(Dollars in thousands, except per share and share data)	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,
BALANCE SHEET	2022	2022	2022	2022	2021
Assets
Cash and due from banks	$548,387	$394,794	$561,516	$588,372	$476,653
Federal funds sold and interest-earning deposits with banks (8)	764,176	2,529,415	4,259,490	5,604,419	6,244,918
Cash and cash equivalents	1,312,563	2,924,209	4,821,006	6,192,791	6,721,571

Trading securities, at fair value	31,263	51,940	88,088	74,234	77,689
Investment securities:
Securities held to maturity	2,683,241	2,738,178	2,806,465	2,827,769	1,819,901
Securities available for sale, at fair value	5,326,822	5,369,610	5,666,008	5,924,206	5,193,478
Other investments	179,717	179,755	179,815	179,258	160,568
Total investment securities	8,189,780	8,287,543	8,652,288	8,931,233	7,173,947
Loans held for sale	28,968	34,477	73,880	130,376	191,723
Loans:
Purchased credit deteriorated	1,429,731	1,544,562	1,707,592	1,939,033	1,987,322
Purchased non-credit deteriorated	5,943,092	6,365,175	6,908,234	7,633,824	5,890,069
Non-acquired	22,805,039	20,926,566	19,319,440	16,983,570	16,050,775
Less allowance for credit losses	(356,444)	(324,398)	(319,708)	(300,396)	(301,807)
Loans, net	29,821,418	28,511,905	27,615,558	26,256,031	23,626,359
Other real estate owned ("OREO")	1,023	2,160	1,431	3,290	2,736
Premises and equipment, net	520,635	531,160	562,781	568,332	558,499
Bank owned life insurance	964,708	960,052	953,970	942,922	783,049
Mortgage servicing rights	86,610	90,459	87,463	83,339	65,620
Core deposit and other intangibles	116,450	125,390	132,694	140,364	128,067
Goodwill	1,923,106	1,922,525	1,922,525	1,924,024	1,581,085
Other assets (8)	922,172	980,557	854,506	829,786	928,111
Total assets	$43,918,696	$44,422,377	$45,766,190	$46,076,722	$41,838,456

Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing	$13,168,656	$13,660,244	$14,337,018	$14,052,332	$11,498,840
Interest-bearing (8)	23,181,967	23,249,545	24,097,601	24,598,679	23,555,989
Total deposits	36,350,623	36,909,789	38,434,619	38,651,011	35,054,829
Federal funds purchased and securities
sold under agreements to repurchase	556,417	557,802	669,999	770,409	781,239
Other borrowings	392,275	392,368	392,460	405,553	327,066
Reserve for unfunded commitments	67,215	52,991	32,543	30,368	30,510
Other liabilities (8)	1,477,239	1,588,241	1,196,144	1,044,973	841,872
Total liabilities	38,843,769	39,501,191	40,725,765	40,902,314	37,035,516

Shareholders' equity:
Common stock - $2.50 par value; authorized 160,000,000 shares	189,261	189,191	189,103	189,403	173,331
Surplus	4,215,712	4,207,040	4,195,976	4,214,897	3,653,098
Retained earnings	1,347,042	1,241,413	1,146,230	1,064,064	997,657
Accumulated other comprehensive loss	(677,088)	(716,458)	(490,884)	(293,956)	(21,146)
Total shareholders' equity	5,074,927	4,921,186	5,040,425	5,174,408	4,802,940
Total liabilities and shareholders' equity	$43,918,696	$44,422,377	$45,766,190	$46,076,722	$41,838,456

Common shares issued and outstanding	75,704,563	75,676,445	75,641,322	75,761,018	69,332,297

Net Interest Income and Margin

	Three Months Ended
	Dec. 31, 2022			Sep. 30, 2022			Dec. 31, 2021
(Dollars in thousands)	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
YIELD ANALYSIS	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Interest-Earning Assets:
Federal funds sold and interest-earning deposits with banks (8)	$1,849,877	$16,491	3.54%	$3,403,421	$18,190	2.12%	$5,934,353	$2,216	0.15%
Investment securities	8,286,894	47,846	2.29%	8,705,657	45,286	2.06%	6,945,952	26,847	1.53%
Loans held for sale	25,633	401	6.21%	47,119	620	5.22%	206,920	1,526	2.93%
Total loans, excluding PPP	29,480,843	359,120	4.83%	28,267,741	312,172	4.38%	23,445,336	230,337	3.90%
Total PPP loans	12,489	31	0.98%	27,236	64	0.93%	363,083	6,447	7.04%
Total loans held for investment	29,493,332	359,151	4.83%	28,294,977	312,236	4.38%	23,808,419	236,784	3.95%
Total interest-earning assets (8)	39,655,736	423,889	4.24%	40,451,174	376,332	3.69%	36,895,644	267,373	2.88%
Noninterest-earning assets (8)	4,774,158			4,534,539			4,328,068
Total Assets	$44,429,894			$44,985,713			$41,223,712

Interest-Bearing Liabilities (“IBL”):
Transaction and money market accounts (8)	$17,044,865	$16,901	0.39%	$17,503,416	$5,353	0.12%	$16,492,540	$2,230	0.05%
Savings deposits	3,536,330	1,021	0.11%	3,621,493	488	0.05%	3,267,366	135	0.02%
Certificates and other time deposits	2,444,361	2,023	0.33%	2,627,280	1,693	0.26%	2,889,741	2,756	0.38%
Federal funds purchased	186,232	1,694	3.61%	240,814	1,312	2.16%	493,776	107	0.09%
Repurchase agreements	363,336	253	0.28%	376,985	194	0.20%	390,212	150	0.15%
Other borrowings	435,806	5,993	5.46%	392,427	4,958	5.01%	326,921	3,899	4.73%
Total interest-bearing liabilities (8)	24,010,930	27,885	0.46%	24,762,415	13,998	0.22%	23,860,556	9,277	0.15%
Noninterest-bearing liabilities ("Non-IBL") (8)	15,427,380			15,101,738			12,568,742
Shareholders' equity	4,991,584			5,121,560			4,794,414
Total Non-IBL and shareholders' equity	20,418,964			20,223,298			17,363,156
Total Liabilities and Shareholders' Equity	$44,429,894			$44,985,713			$41,223,712
Net Interest Income and Margin (Non-Tax Equivalent) (8)		$396,004	3.96%		$362,334	3.55%		$258,096	2.78%
Net Interest Margin (Tax Equivalent) (non-GAAP) (8)			3.99%			3.58%			2.79%
Total Deposit Cost (without Debt and Other Borrowings)			0.21%			0.08%			0.06%
Overall Cost of Funds (including Demand Deposits)			0.29%			0.14%			0.10%

Total Accretion on Acquired Loans (1)		$7,350			$9,550			$7,707
Total Deferred Fees on PPP Loans		$—			$—			$5,655
Tax Equivalent (“TE”) Adjustment		$2,397			$2,345			$1,734
(1)	The remaining loan discount on acquired loans to be accreted into loan interest income totals $72.1 million as of December 31, 2022.

Noninterest Income and Expense

	Three Months Ended					Twelve Months Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
(Dollars in thousands)	2022	2022	2022	2022	2021	2022	2021
Noninterest Income:
Fees on deposit accounts	$34,480	$31,188	$33,658	$28,902	$30,293	$128,228	$105,641
Mortgage banking (loss) income	(545)	2,262	5,480	10,594	12,044	17,790	64,599
Trust and investment services income	9,867	9,603	9,831	9,718	9,520	39,019	36,981
Securities gains, net	—	30	—	—	2	30	102
Correspondent banking and capital market income (8)	16,760	20,552	27,604	27,994	30,216	92,910	110,005
Interest on centrally-cleared variation margin (8)	(8,451)	(4,125)	(1,536)	(44)	8	(14,155)	43
Total Correspondent banking and capital market income (8)	8,309	16,427	26,068	27,950	30,224	78,755	110,048
Bank owned life insurance income	6,723	6,082	6,246	5,260	4,932	24,311	18,410
Other	4,558	7,461	5,473	3,622	4,887	21,114	18,471
Total Noninterest Income (8)	$63,392	$73,053	$86,756	$86,046	$91,902	$309,247	$354,252

Noninterest Expense:
Salaries and employee benefits	$140,440	$139,554	$137,037	$137,673	$137,321	$554,704	$552,030
Occupancy expense	22,412	22,490	22,759	21,840	22,915	89,501	92,225
Information services expense	19,847	20,714	19,947	19,193	18,489	79,701	74,417
OREO and loan related expense (income)	78	532	(3)	(238)	(740)	369	2,029
Business development and staff related	5,851	5,090	4,916	4,276	4,577	20,133	16,677
Amortization of intangibles	8,027	7,837	8,847	8,494	8,517	33,205	35,192
Professional fees	3,756	3,495	4,331	3,749	2,639	15,331	10,629
Supplies and printing expense	2,411	2,621	2,400	2,189	2,179	9,621	9,659
FDIC assessment and other regulatory charges	6,589	6,300	5,332	4,812	4,965	23,033	17,982
Advertising and marketing	2,669	2,170	2,286	1,763	2,375	8,888	7,959
Other operating expenses	15,877	15,951	17,927	14,573	14,155	64,327	50,674
Merger and branch consolidation related expense	1,542	13,679	5,390	10,276	6,645	30,888	67,242
Extinguishment of debt cost	—	—	—	—	—	—	11,706
Total Noninterest Expense	$229,499	$240,433	$231,169	$228,600	$224,037	$929,701	$948,421

Loans and Deposits

The following table presents a summary of the loan portfolio by type (dollars in thousands):

	Ending Balance
(Dollars in thousands)	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,
LOAN PORTFOLIO	2022	2022	2022	2022	2021
Construction and land development * †	$2,860,360	$2,550,552	$2,527,062	$2,316,313	$2,029,216
Investor commercial real estate*	8,769,201	8,641,316	8,393,630	8,158,457	7,432,503
Commercial owner occupied real estate	5,460,193	5,426,216	5,421,725	5,346,583	4,970,116
Commercial and industrial, excluding PPP	5,303,379	4,962,616	4,760,355	4,447,279	3,516,485
Consumer real estate *	6,475,210	5,977,120	5,505,531	4,988,736	4,806,958
Consumer/other	1,299,415	1,263,362	1,279,790	1,179,697	928,240
Total loans, excluding PPP	30,167,758	28,821,182	27,888,093	26,437,065	23,683,518
PPP loans	10,104	15,121	47,173	119,362	244,648
Total Loans	$30,177,862	$28,836,303	$27,935,266	$26,556,427	$23,928,166

* Single family home construction-to-permanent loans originated by the Company’s mortgage banking division are included in construction and land development category until completion. Investor commercial real estate loans include commercial non-owner occupied real estate and other income producing property. Consumer real estate includes consumer owner occupied real estate and home equity loans.

† Includes single family home construction-to-permanent loans of $904.1 million, $881.3 million, $795.7 million, $733.7 million, and $686.5 million for the quarters ended December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022, and December 31, 2021, respectively.

	Ending Balance
(Dollars in thousands)	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,
DEPOSITS	2022	2022	2022	2022	2021
Noninterest-bearing checking	$13,168,656	$13,660,244	$14,337,018	$14,052,332	$11,498,840
Interest-bearing checking	8,955,519	8,741,447	8,953,332	9,275,208	9,018,987
Savings	3,464,351	3,602,560	3,616,819	3,479,743	3,350,547
Money market (8)	8,342,111	8,369,826	8,823,025	9,015,186	8,376,380
Time deposits	2,419,986	2,535,712	2,704,425	2,828,542	2,810,075
Total Deposits (8)	$36,350,623	$36,909,789	$38,434,619	$38,651,011	$35,054,829

Core Deposits (excludes Time Deposits) (8)	$33,930,637	$34,374,077	$35,730,194	$35,822,469	$32,244,754

Asset Quality

	Ending Balance
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,
(Dollars in thousands)	2022	2022	2022	2022	2021
NONPERFORMING ASSETS:
Non-acquired
Non-acquired nonaccrual loans and restructured loans on nonaccrual	$44,671	$34,374	$20,716	$19,582	$18,700
Accruing loans past due 90 days or more	2,358	2,358	1,371	22,818	4,612
Non-acquired OREO and other nonperforming assets	245	114	93	464	590
Total non-acquired nonperforming assets	47,274	36,846	22,180	42,864	23,902
Acquired
Acquired nonaccrual loans and restructured loans on nonaccrual	59,554	61,866	63,526	59,267	56,718
Accruing loans past due 90 days or more	1,992	1,430	4,418	12,768	251
Acquired OREO and other nonperforming assets	922	2,234	1,577	3,118	2,875
Total acquired nonperforming assets	62,468	65,530	69,521	75,153	59,844
Total nonperforming assets	$109,742	$102,376	$91,701	$118,017	$83,746

	Three Months Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,
	2022	2022	2022	2022	2021
ASSET QUALITY RATIOS:
Allowance for credit losses as a percentage of loans	1.18%	1.12%	1.14%	1.13%	1.26%
Allowance for credit losses as a percentage of loans, excluding PPP loans	1.18%	1.14%	1.15%	1.14%	1.27%
Allowance for credit losses as a percentage of nonperforming loans	328.29%	324.30%	355.11%	262.50%	375.94%
Net charge-offs (recoveries) as a percentage of average loans (annualized)	0.01%	(0.02)%	0.03%	0.04%	0.02%
Total nonperforming assets as a percentage of total assets	0.25%	0.23%	0.20%	0.26%	0.20%
Nonperforming loans as a percentage of period end loans	0.36%	0.35%	0.32%	0.43%	0.34%

Current Expected Credit Losses (“CECL”)

Below is a table showing the roll forward of the ACL and UFC for the fourth quarter of 2022:

	Allowance for Credit Losses ("ACL and UFC")
	NonPCD ACL	PCD ACL	Total ACL	UFC
Ending balance 9/30/2022	$270,919	$53,479	$324,398	$52,991
Charge offs	(3,783)	—	(3,783)	—
Acquired charge offs	(331)	(553)	(884)	—
Recoveries	2,290	—	2,290	—
Acquired recoveries	827	677	1,504	—
Provision (recovery) for credit losses	39,684	(6,765)	32,919	14,224
Ending balance 12/31/2022	$309,606	$46,838	$356,444	$67,215

Period end loans (includes PPP Loans)	$28,748,131	$1,429,731	$30,177,862	N/A
Reserve to Loans (includes PPP Loans)	1.08%	3.28%	1.18%	N/A
Period end loans (excludes PPP Loans)	$28,738,027	$1,429,731	$30,167,758	N/A
Reserve to Loans (excludes PPP Loans)	1.08%	3.28%	1.18%	N/A
Unfunded commitments (off balance sheet) *				$10,173,471
Reserve to unfunded commitments (off balance sheet)				0.66%

* Unfunded commitments exclude unconditionally cancelable commitments and letters of credit.

Conference Call

The Company will host a conference call to discuss its fourth quarter results at 10:00 a.m. Eastern Time on January 27, 2023.  Callers wishing to participate may call toll-free by dialing 844-200-6205.  The number for international participants is (929) 526-1599.  The conference ID number is 040590.   Alternatively, individuals may listen to the live webcast of the presentation by visiting SouthStateBank.com.  An audio replay of the live webcast is expected to be available by the evening of January 27, 2023 on the Investor Relations section of SouthStateBank.com.

SouthState Corporation is a financial services company headquartered in Winter Haven, Florida.  SouthState Bank, N.A., the Company’s nationally chartered bank subsidiary, provides consumer, commercial, mortgage and wealth management solutions to more than one million customers throughout Florida, Alabama, Georgia, the Carolinas and Virginia.  The Bank also serves clients coast to coast through its correspondent banking division.  Additional information is available at SouthStateBank.com.

###

Non-GAAP Measures

Statements included in this press release include non-GAAP measures and should be read along with the accompanying tables that provide a reconciliation of non-GAAP measures to GAAP measures.  Although other companies may use calculation methods that differ from those used by SouthState for non-GAAP measures, Management believes that these non-GAAP measures provide additional useful information, which allows readers to evaluate the ongoing performance of the Company.  Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company.  Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the company's results or financial condition as reported under GAAP.

(Dollars and shares in thousands, except per share data)	Three Months Ended
PRE-PROVISION NET REVENUE ("PPNR") (NON-GAAP)	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021
Net income (GAAP)	$143,502	$133,043	$119,175	$100,329	$106,846
Provision (recovery) for credit losses	47,142	23,876	19,286	(8,449)	(9,157)
Tax provision	39,253	38,035	32,941	27,084	28,272
Merger and branch consolidation related expense	1,542	13,679	5,390	10,276	6,645
Securities gains	—	(30)	—	—	(2)
Pre-provision net revenue (PPNR) (Non-GAAP)	$231,439	$208,603	$176,792	$129,240	$132,604

Average asset balance (GAAP)	$44,429,894	$44,985,713	$45,576,742	$42,907,268	$41,223,712
PPNR ROAA	2.07%	1.84%	1.56%	1.22%	1.28%

Diluted weighted-average common shares outstanding	76,327	76,182	76,094	72,111	70,290
PPNR per weighted-average common shares outstanding	$3.03	$2.74	$2.32	$1.79	$1.89

(Dollars in thousands)	Three Months Ended
CORE NET INTEREST INCOME (NON-GAAP)	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021
Net interest income (GAAP) (8)	$396,004	$362,334	$315,815	$261,518	$258,096
Less:
Total accretion on acquired loans	7,350	9,550	12,770	6,741	7,707
Total deferred fees on PPP loans	—	—	8	983	5,655
Core net interest income (Non-GAAP)	$388,654	$352,784	$303,037	$253,794	$244,734

NET INTEREST MARGIN ("NIM"), TAX EQUIVALENT (NON-GAAP)
Net interest income (GAAP) (8)	$396,004	$362,334	$315,815	$261,518	$258,096
Total average interest-earning assets (8)	39,655,736	40,451,174	40,899,365	38,564,661	36,895,644
NIM, non-tax equivalent (8)	3.96%	3.55%	3.10%	2.75%	2.78%

Tax equivalent adjustment (included in NIM, tax equivalent)	2,397	2,345	2,249	1,885	1,734
Net interest income, tax equivalent (Non-GAAP) (8)	$398,401	$364,679	$318,064	$263,403	$259,830
NIM, tax equivalent (Non-GAAP) (8)	3.99%	3.58%	3.12%	2.77%	2.79%

	Three Months Ended					Twelve Months Ended
(Dollars in thousands, except per share data)	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
RECONCILIATION OF GAAP TO NON-GAAP	2022	2022	2022	2022	2021	2022	2021
Adjusted Net Income (non-GAAP) (2)
Net income (GAAP)	$143,502	$133,043	$119,175	$100,329	$106,846	$496,049	$475,543
Securities gains, net of tax	—	(24)	—	—	(2)	(24)	(81)
PCL - NonPCD loans and UFC, net of tax	—	—	—	13,492	—	13,492	—
Merger and branch consolidation related expense, net of tax	1,211	10,638	4,223	8,092	5,255	24,163	52,740
Extinguishment of debt cost, net of tax	—	—	—	—	—	—	9,081
Adjusted net income (non-GAAP)	$144,713	$143,657	$123,398	$121,913	$112,099	$533,680	$537,283

Adjusted Net Income per Common Share - Basic (2)
Earnings per common share - Basic (GAAP)	$1.90	$1.76	$1.58	$1.40	$1.53	$6.65	$6.76
Effect to adjust for securities gains	—	(0.00)	—	—	(0.00)	(0.00)	(0.00)
Effect to adjust for PCL - NonPCD loans and UFC, net of tax	—	—	—	0.19	—	0.19	—
Effect to adjust for merger and branch consolidation related expense, net of tax	0.01	0.14	0.06	0.12	0.08	0.32	0.74
Effect to adjust for extinguishment of debt cost	—	—	—	—	—	—	0.13
Adjusted net income per common share - Basic (non-GAAP)	$1.91	$1.90	$1.64	$1.71	$1.61	$7.16	$7.63

Adjusted Net Income per Common Share - Diluted (2)
Earnings per common share - Diluted (GAAP)	$1.88	$1.75	$1.57	$1.39	$1.52	$6.60	$6.71
Effect to adjust for securities gains	—	(0.00)	—	—	(0.00)	(0.00)	(0.00)
Effect to adjust for PCL - NonPCD loans and UFC, net of tax	—	—	—	0.19	—	0.18	—
Effect to adjust for merger and branch consolidation related expense, net of tax	0.02	0.14	0.05	0.11	0.07	0.32	0.74
Effect to adjust for extinguishment of debt cost	—	—	—	—	—	—	0.13
Adjusted net income per common share - Diluted (non-GAAP)	$1.90	$1.89	$1.62	$1.69	$1.59	$7.10	$7.58

Adjusted Return on Average Assets (2)
Return on average assets (GAAP) (8)	1.28%	1.17%	1.05%	0.95%	1.03%	1.12%	1.19%
Effect to adjust for securities gains	—%	(0.00)%	—%	—%	(0.00)%	(0.00)%	(0.00)%
Effect to adjust for PCL - NonPCD loans and UFC, net of tax	—%	—%	—%	0.13%	—%	0.03%	—%
Effect to adjust for merger and branch consolidation related expense, net of tax	0.01%	0.10%	0.04%	0.07%	0.05%	0.05%	0.14%
Effect to adjust for extinguishment of debt cost	—%	—%	—%	—%	—%	—%	0.02%
Adjusted return on average assets (non-GAAP) (8)	1.29%	1.27%	1.09%	1.15%	1.08%	1.20%	1.35%

Adjusted Return on Average Common Equity (2)
Return on average common equity (GAAP)	11.41%	10.31%	9.36%	8.24%	8.84%	9.84%	10.01%
Effect to adjust for securities gains	—%	(0.00)%	—%	—%	(0.00)%	(0.00)%	(0.00)%
Effect to adjust for PCL - NonPCD loans and UFC, net of tax	—%	—%	—%	1.11%	—%	0.27%	—%
Effect to adjust for merger and branch consolidation related expense, net of tax	0.09%	0.82%	0.33%	0.66%	0.44%	0.48%	1.11%
Effect to adjust for extinguishment of debt cost	—%	—%	—%	—%	—%	—%	0.19%
Adjusted return on average common equity (non-GAAP)	11.50%	11.13%	9.69%	10.01%	9.28%	10.59%	11.31%

Return on Average Common Tangible Equity (3)
Return on average common equity (GAAP)	11.41%	10.31%	9.36%	8.24%	8.84%	9.84%	10.01%
Effect to adjust for intangible assets	8.76%	7.68%	7.23%	5.73%	5.79%	7.32%	6.63%
Return on average tangible equity (non-GAAP)	20.17%	17.99%	16.59%	13.97%	14.63%	17.16%	16.64%

Adjusted Return on Average Common Tangible Equity (2) (3)
Return on average common equity (GAAP)	11.41%	10.31%	9.36%	8.24%	8.84%	9.84%	10.01%
Effect to adjust for securities gains	—%	(0.00)%	—%	—%	(0.00)%	(0.00)%	(0.00)%
Effect to adjust for PCL - NonPCD loans and UFC, net of tax	—%	—%	—%	1.11%	—%	0.27%	—%
Effect to adjust for merger and branch consolidation related expense, net of tax	0.10%	0.82%	0.33%	0.66%	0.43%	0.48%	1.11%
Effect to adjust for extinguishment of debt cost	—%	—%	—%	—%	—%	—%	0.19%
Effect to adjust for intangible assets	8.82%	8.23%	7.46%	6.78%	6.03%	7.81%	7.37%
Adjusted return on average common tangible equity (non-GAAP)	20.33%	19.36%	17.15%	16.79%	15.30%	18.40%	18.68%

Adjusted Efficiency Ratio (4)
Efficiency ratio	47.96%	53.14%	54.92%	62.99%	61.27%	54.21%	65.55%
Effect to adjust for merger and branch consolidation related expense	(0.33)%	(3.12)%	(1.33)%	(2.94)%	(1.88)%	(1.87)%	(5.67)%
Adjusted efficiency ratio	47.63%	50.02%	53.59%	60.05%	59.39%	52.34%	59.88%

Tangible Book Value Per Common Share (3)
Book value per common share (GAAP)	$67.04	$65.03	$66.64	$68.30	$69.27
Effect to adjust for intangible assets	(26.95)	(27.06)	(27.17)	(27.25)	(24.65)
Tangible book value per common share (non-GAAP)	$40.09	$37.97	$39.47	$41.05	$44.62

Tangible Equity-to-Tangible Assets (3)
Equity-to-assets (GAAP) (8)	11.56%	11.08%	11.01%	11.23%	11.48%
Effect to adjust for intangible assets	(4.31)%	(4.30)%	(4.18)%	(4.16)%	(3.77)%
Tangible equity-to-tangible assets (non-GAAP) (8)	7.25%	6.78%	6.83%	7.07%	7.71%

Certain prior period information has been reclassified to conform to the current period presentation, and these reclassifications had no impact on net income or equity as previously reported.

Footnotes to tables:

(1)	Includes loan accretion (interest) income related to the discount on acquired loans of $7.3 million, $9.6 million, $12.8 million, $6.7 million, and $7.7 million, respectively, during the five quarters above.
(2)	Adjusted earnings, adjusted return on average assets, adjusted EPS, and adjusted return on average equity are non-GAAP measures and exclude the gains or losses on sales of securities, merger and branch consolidation related expense, initial PCL on nonPCD loans and unfunded commitments from acquisitions and extinguishment of debt cost. Management believes that non-GAAP adjusted measures provide additional useful information that allows readers to evaluate the ongoing performance of the company. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the company's results or financial condition as reported under GAAP. Adjusted earnings and the related adjusted return measures (non-GAAP) exclude the following from net income (GAAP) on an after-tax basis: (a) pre-tax merger and branch consolidation related expense of $1.5 million, $13.7 million, $5.4 million, $10.3 million, and $6.6 million for the quarters ended December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022, and December 31, 2021, respectively; and (b) net securities gains of $30,000 and $2,000 for the quarters ended September 30, 2022 and December 31, 2021, respectively; and (c) initial PCL on nonPCD loans and unfunded commitments acquired from ACBI of $17.1 million for the quarter ended March 31, 2022.
(3)	The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets. The tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income. Management believes that these non-GAAP tangible measures provide additional useful information, particularly since these measures are widely used by industry analysts for companies with prior merger and acquisition activities. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the company's results or financial condition as reported under GAAP. The sections titled "Reconciliation of Non-GAAP to GAAP" provide tables that reconcile non-GAAP measures to GAAP.
(4)	Adjusted efficiency ratio is calculated by taking the noninterest expense excluding merger and branch consolidation related expense and amortization of intangible assets, divided by net interest income and noninterest income excluding securities gains (losses). The pre-tax amortization expenses of intangible assets were $8.0 million, $7.8 million, $8.8 million, $8.5 million, and $8.5 million for the quarters ended December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022, and December 31, 2021, respectively.
(5)	The dividend payout ratio is calculated by dividing total dividends paid during the period by the total net income for the same period.
(6)	December 31, 2022 ratios are estimated and may be subject to change pending the final filing of the FR Y-9C; all other periods are presented as filed.
(7)	Loan data excludes mortgage loans held for sale.
(8)	During the fourth quarter of 2022, the Company determined the variation margin payments for its interest rate swaps centrally cleared through London Clearing House ("LCH") and Chicago Mercantile Exchange ("CME") met the legal characteristics of daily settlements of the derivatives rather than collateral. As a result, the variation margin payment and the related derivative instruments are considered a single unit of account for accounting and financial reporting purposes. Depending on the net position, the fair value of the single unit of account is reported in other assets or other liabilities on the consolidated balance sheets, as opposed to interest-earning deposits or interest-bearing deposits. In addition, the expense or income attributable to the variation margin payments for the centrally cleared swaps is reported in noninterest income, specifically within correspondent and capital markets income, as opposed to interest income or interest expense. The daily settlement of the derivative exposure does not change or reset the contractual terms of the instrument. The table below discloses the net change in all the balance sheet and income statement line items, as well as performance metrics, impacted by the correction from collateralize-to-market to settle-to-market accounting treatment for prior periods. There was no impact to net income or equity as previously reported.

	Three Months Ended				Nine Months Ended	Twelve Months Ended
(Dollars in thousands)	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Dec. 31,
INCOME STATEMENT	2022	2022	2022	2021	2022	2021
Interest income:
Effect to interest income on federal funds sold and interest-earning
deposits with banks	$1,522	$674	$7	$(8)	$2,203	$(43)
Interest expense:
Effect to interest expense on money market deposits	(2,603)	(862)	(37)	—	(3,502)	—
Net interest income:
Net effect to net interest income	$4,125	$1,536	$44	$(8)	$5,705	$(43)
Noninterest Income:
Effect to correspondent banking and capital market income	$(4,125)	$(1,536)	$(44)	$8	$(5,705)	$43

BALANCE SHEET
Assets:
Effect to federal funds sold and interest-earning deposits with banks	$114,514	$98,907	$160,185	$(121,576)
Effect to other assets	(870,746)	(540,139)	(285,004)	—
Net effect to total assets	$(756,232)	$(441,232)	$(124,819)	$(121,576)

Liabilities:
Effect to money market deposits	$(756,232)	$(441,232)	$(124,819)	$—
Effect to other liabilities	—	—	—	(121,576)
Net effect to total liabilities	$(756,232)	$(441,232)	$(124,819)	$(121,576)

AVERAGE BALANCES
Interest-earning assets:
Effect to federal funds sold and interest-earning deposits with banks	$210,108	$211,970	$37,638	$(135,996)
Noninterest-earning assets:
Noninterest-earning assets	5,103,869	5,160,394	4,419,309	4,328,068
Effect to noninterest-earning assets	(569,329)	(483,017)	(76,702)	—
Net effect to total average assets	$(359,221)	$(271,047)	$(39,064)	$(135,996)
Interest-bearing liabilities:
Effect to transaction and money market accounts	$(359,221)	$(271,047)	$(1,387)	$—
Noninterest-bearing liabilities:
Effect to Non-IBL	—	—	(37,677)	(135,996)
Net effect to total average liabilities	$(359,221)	$(271,047)	$(39,064)	$(135,996)

	Three Months Ended				Twelve Months Ended
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,
YIELD ANALYSIS	2022	2022	2022	2021	2021
Interest-earning assets:
Effect to federal funds sold and interest-earning deposits with banks	0.05%	0.03%	—%	—%
Effect to total interest-earning assets	(0.01)%	(0.01)%	(0.01)%	0.02%
Interest-bearing liabilities:
Effect to transaction and money market accounts	(0.06)%	(0.01)%	0.00%	—%
Effect to total interest-bearing liabilities	(0.04)%	(0.01)%	0.00%	—%

Net effect to NIM	0.02%	0.00%	—%	0.01%
Net effect to NIM, TE (non-GAAP)	0.03%	—%	—%	0.01%

PERFORMANCE RATIOS
Effect to return on average assets (annualized)	0.01%	0.01%	—%	0.01%	—%
Effect to adjusted return on average assets (annualized) (non-GAAP) (2)	0.01%	0.01%	—%	—%	0.01%

Effect to equity-to-assets	0.2%	0.1%	—%	0.1%
Effect to tangible equity-to-tangible assets (non-GAAP) (3)	0.1%	—%	0.1%	—%
Effect to Tier 1 leverage	0.1%	0.1%	—%	—%
Effect to Tier 1 common equity	—%	—%	—%	—%
Effect to Tier 1 risk-based capital	—%	—%	—%	—%
Effect to Total risk-based capital	0.1%	—%	—%	—%

Cautionary Statement Regarding Forward Looking Statements

Statements included in this communication, which are not historical in nature are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on, among other things, management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and SouthState. Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements.

SouthState cautions readers that forward-looking statements are subject to certain risks, uncertainties and assumptions that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following: (1) economic downturn risk, potentially resulting in deterioration in the credit markets, inflation, greater than expected noninterest expenses, excessive loan losses and other negative consequences, which risks could be exacerbated by potential continued negative economic developments resulting from the Covid19 pandemic, or from federal spending cuts and/or one or more federal budget-related impasses or actions; (2) interest rate risk primarily resulting from the interest rate environment, the number and pace of interest rate increases, and their impact on the Bank’s earnings, including from the correspondent and mortgage divisions, housing demand, the market value of the bank’s loan and securities portfolios, and the market value of SouthState’s equity; (3) risks related to the merger and integration of SouthState and Atlantic Capital including, among others, (i) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer than anticipated to be realized, (ii) the risk that the integration of Atlantic Capital’s operations into SouthState’s operations will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate Atlantic Capital’s businesses into SouthState’s businesses, (iii) the amount of the costs, fees, expenses and charges related to the merger, and (iv) reputational risk and the reaction of each company's customers, suppliers, employees or other business partners to the merger; (4) risks relating to the continued impact of the Covid19 pandemic on the Company, including to efficiencies and the control environment due to the changing work environment; (5) the impact of increasing digitization of the banking industry and movement of customers to on-line platforms, and the possible impact on the Bank’s results of operations, customer base, expenses, suppliers and operations; (6) controls and procedures risk, including the potential failure or circumvention of our controls and procedures or failure to comply with regulations related to controls and procedures; (7) potential deterioration in real estate values; (8) the impact of competition with other financial institutions, including deposit and loan pricing pressures (including those resulting from the CARES Act) and the resulting impact, including as a result of compression to net interest margin; (9) risks relating to the ability to retain our culture and attract and retain qualified people; (10) credit risks associated with an obligor’s failure to meet the terms of any contract with the Bank or otherwise fail to perform as agreed under the terms of any loan-related document; (11) risks related to the ability of the Company to pursue its strategic plans which depend upon certain growth goals in our lines of business; (12) liquidity risk affecting the Bank’s ability to meet its obligations when they come due; (13) risks associated with an anticipated increase in SouthState’s investment securities portfolio, including risks associated with acquiring and holding investment securities or potentially determining that the amount of investment securities SouthState desires to acquire are not available on terms acceptable to SouthState; (14) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (15) transaction risk arising from problems with service or product delivery; (16) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (17) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, the possibility that regulatory agencies may require higher levels of capital above the current regulatory-mandated minimums and including the impact of the CARES Act, the Consumer Financial Protection Bureau regulations, and the possibility of changes in accounting standards, policies, principles and practices, including changes in accounting principles relating to loan loss recognition (CECL); (18) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (19) reputation risk that adversely affects earnings or capital arising from negative public opinion; (20) cybersecurity risk related to the dependence of SouthState on internal computer systems and the technology of outside service providers, as well as the potential impacts of internal or external security breaches, which may subject the company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (21) reputational and operational risks associated with environment, social and governance (ESG) matters, including the impact of recently issued proposed regulatory guidance and regulation relating to climate change; (22) greater than expected noninterest expenses; (23) excessive loan losses; (24) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with the Atlantic Capital integration, and potential difficulties in maintaining relationships with key personnel; (25) reputational risk and possible higher than estimated reduced revenue from announced changes in the Bank’s consumer overdraft programs; (26) the risks of fluctuations in market prices for SouthState common stock that may or may not reflect economic condition or performance of SouthState; (27) the payment of dividends on SouthState common stock, which is subject to legal and regulatory limitations as well as the discretion of the board of directors of SouthState, SouthState’s performance and other factors; (28) ownership dilution risk associated with potential acquisitions in which SouthState’s stock may be issued as consideration for an acquired company; (29) operational, technological, cultural, regulatory, legal, credit and other risks associated with the exploration, consummation and integration of potential future acquisitions, whether involving stock or cash consideration; (30) major catastrophes such as hurricanes, tornados, earthquakes, floods or other natural or human disasters, including infectious disease outbreaks, such as the ongoing Covid19 pandemic, and the related disruption to local, regional and global economic activity and financial markets, and the impact that any of the foregoing may have on SouthState and its customers and other constituencies; (31) terrorist activities risk that results in loss of consumer confidence and economic disruptions; and (32) other factors that may affect future results of SouthState, as disclosed in SouthState’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed by

SouthState with the U.S. Securities and Exchange Commission (“SEC”) and available on the SEC’s website at http://www.sec.gov, any of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward-looking statements.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. SouthState does not undertake any obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.